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                                                                  EXHIBIT 23(d)

                    CONSENT OF NATIONAL CAPITAL CORPORATION


                                 April 8, 1997

                         CONSENT OF FINANCIAL ADVISOR

         We hereby consent to the use of our Fairness Opinion as Exhibit B relating to the proposed merger between Deposit Guaranty Corp. and NBC Financial Corporation included in the Registration Statement on Form S-4 and to the reference to our Firm under the caption "Opinion of Financial Advisor" in the Prospectus.

                                            NATIONAL CAPITAL CORPORATION


                                             By: /s/ J. KEN WALTERS
                                                ------------------------------
                                                President